This document contains confidential information which has been prepared by First Place Bank solely for purposes of this presentation.  This presentation and the information contained herein should not be copied, summarized or disseminated in any form to any other party without the prior written approval of First
Place Bank.  The improper dissemination of this presentation and related information may result in violations of Federal Securities Laws.
Steven Lewis, President & Chief Executive Officer
Welcome
Exhibit 99.1

Forward-looking Statements
When used in this presentation, or future presentations or other public or shareholder communications, in filings by First Place Financial Corp. (the Company)
with the Securities and Exchange Commission, or in oral statements made with the approval of an authorized executive officer, the words or phrases “will likely result,”
“are expected to,” “will continue,” “is anticipated,” “estimate,” “project” or similar meaning of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements involve known and unknown risks, uncertainties and other factors, which may cause the Company’s actual results to be materially different from those indicated. Such statements are subject to certain risks and uncertainties including changes in economic conditions in the market areas the Company conducts business, which could materially impact credit quality trends, changes in laws, regulations or policies of regulatory agencies, fluctuations in interest rates, demand for loans in the market areas the Company conducts business, and competition, that could cause actual results to differ materially from historical earnings and those presently anticipated or projected. The Company wishes to caution readers not to place undue reliance on any such forward-looking statements, which speak only as of the date made. The Company undertakes no obligation to publicly release the result of any revisions that may be made to any forward-looking statements to reflect events or circumstances after the date of such statements or to reflect the occurrence of anticipated or unanticipated events.

2005 Highlights 3

4

Numbers! 7.5% 11% 40% 41% 14% 10.4% .11% 22% 404 5

Sarbanes Oxley Act Section 404 6

Bank Secrecy Act USA Patriot Act OFAC Reporting SAR’s CTRs AML Software 7

Today 8

$2.6 billion in assets
$334 million market cap (smallest market cap in Russell 2000 index is approximately $182 million)
Four state market:  Ohio, Michigan, Pennsylvania, Indiana
•
26 branches
•
15 loan offices
•
2 business financial centers
Market share leader in primary markets
Diversified bank:  commercial, retail, consumer, insurance,
wealth management, and real estate
Ticker Symbol: FPFC
First Place Corporate Profile
First Place Corporate Profile

First Place Bank Commercial Retail Insurance Real Estate Mortgage & Consumer Wealth Management Diversified Business Lines 10

Michigan
Grand Rapids
Lansing
Ann Arbor
Detroit
Cleveland
Warren
Toledo
Fort Wayne
Akron
Ohio
Pittsburgh
Indiana
Columbus
Indianapolis
Dayton
Cincinnati
West Virginia
Louisville
Kentucky

Our Expanding Franchise 26 retail locations in Ohio and Michigan Network of 15 LPOs in OH, MI, and IN APB Financial Group in PA 2 Business Financial Services Centers 11

Commercial Loans By State 53.3% Michigan 4.6% Indiana 38.2% Ohio Pennsylvania 12 2.2%

15%
39%
61%
19%
18%
16%
13%
79%
67%
45%
26%
2%
Commercial Consumer Real Estate
A Changing Loan Mix
Becoming More Bank-Like
* Peers: Median of Thrifts & Banks $1-5 Billion in 4 state footprint: OH, MI, IN, IL
First Place
Bank Peer
Group *
June 30,
1998
Dec. 31,
2003
June 30,
2005
June 30,
2005

Deposit Breakdown 13.8% 16.6% 8.1% Thrift Bank FPFC DDA – Non-interest Bearing/Total Deposits * Peers: Median of Thrifts & Banks $1-5 Billion in 4 state footprint: OH, MI, IN, IL 14

What’s the market saying about First Place? 15

Indianapolis, IN Holland, MI North Olmsted, OH 16

First Quarter ‘06
• Net Income +29.6% over 1
st
Qtr ’05
•
Commercial Loans      14.7% annualized growth
•
Mortgage Banking + 24% over 1st Qtr ‘05
Volumes
•
Balance Sheet          9.7% annualized growth
•
Deposits                    8.3% annualized growth

Financial Results 18

Net Income $6.0 $6.2 $4.8 $1.6 $4.8 $6.6 $5.6 $6.0 $6.2 $5.0 1Q'05 2Q'05 3Q'05 4Q'05 1Q'06 Net Income Core Earnings 19

Diluted Earnings Per Share $0.45 $0.11 $0.33 $0.41 $0.42 $0.35 $0.42 $0.41 $0.33 $0.38 1Q'05 2Q'05 3Q'05 4Q'05 1Q'06 GAAP Diluted EPS Core Diluted EPS 20

14.6% 14.5% 12.6% 13.1% 14.4% 14.6% 1Q'05 2Q'05 3Q'05 4Q'05 1Q'06 Peers* Profitability Quarterly Core Tangible ROAE 21 * Peers: Median of Thrifts & Banks $1-5 Billion in United States.

* Peers: Median of Thrifts & Banks $1-5 Billion in United States. FTE Net Interest Margin Profitability 3.35% 3.37% 3.30% 3.30% 3.35% 3.19% 1Q'05 2Q'05 3Q'05 4Q'05 1Q'06 Peers* 22

Expense Control 66.6% 62.0% 62.5% 63.1% 60.5% 61.1% 1Q'05 2Q'05 3Q'05 4Q'05 1Q'06 Peers* * Peers: Median of Thrifts & Banks $1-5 Billion in United States. Core Efficiency 23

Asset Quality 0.23% 0.29% 0.33% 0.40% 0.11% 0.09% 0.06% 2001 2002 2003 2004 2005 1Q'06 Peers* Net Charge-offs/Average Loans 24 * Peers: Median of Thrifts & Banks $1-5 Billion in United States.

194% 198% FPFC Peers* Current Price** to Tangible Book * Peers: Median of Thrifts & Banks $1-5 Billion in United States. **Price as of 09/30/05 @ $22.17. Shareholder Value 25

16.6X 14.2X FPFC Peers* Current Price** to Core EPS - LTM * Peers: Median of Thrifts & Banks $1-5 Billion in United States. **Price as of 09/30/05 @ $22.17. Shareholder Value 26

Total Return (%)
04-Jan-99
04-Apr-99
04-Jul-99
04-Oct-99
04-Jan-00
04-Apr-00
04-Jul-00
04-Oct-00
04-Jan-01
04-Apr-01
04-Jul-01
04-Oct-01
04-Jan-02
04-Apr-02
04-Jul-02
04-Oct-02
04-Jan-03
04-Apr-03
04-Jul-03
04-Oct-03
04-Jan-04
04-Apr-04
04-Jul-04
04-Oct-04
04-Jan-05
04-Apr-05
04-Jul-05

25.0
50.0
75.0
100.0
125.0
150.0
175.0
200.0
225.0
250.0
275.0
FPFC (+150.6%) FMER (+26.5%) KEY (+36.9%) SKYF (+64.1%) HBAN (+15.4%)
NCC (+21.2%) UCFC (+58.2%) FITB(-12.1%) FNB (+78.9%)
Total Return Comparison
Total Return Comparison

$22.17 $20.09 $18.59 $10.75 $12.92 $19.91 $17.50 4Q'00 4Q'01 4Q'02 4Q'03 4Q'04 4Q'05 1Q'06 Share Price 28

Challenges Ahead 29

What’s the Plan? 30

Fiscal 2006 Strategic Goals
Complete FPFC transformation to
commercial bank
Grow commercial loans
Grow core deposits
Maintain excellent asset quality
Make strategic acquisitions
•
Within FPFC’s 4-state footprint
•
Accretive to EPS in first full year
•
Assist in transformation into a
commercial bank
Expand branch network
•
Sustainable and measured growth in
4-state
footprint
•
24-36 months minimum profitability
requirement
Fee-based businesses to diversify
product line
Strategic Growth Plan

2005 2006
Actual Strategic
Performance Goals
Asset Growth Rate 11.2% 11%
Commercial Loan Growth 41.0% 15%
Net Loan Growth 27.9%
Core Deposit Growth 5.0% 7%
Total Deposit Growth 10.4% 12%
Core EPS Growth 22.0% > 10%
ROAE (core) 9.35% > 10%
ROAA (core) 0.89% > 1%
Total Risk-Based capital 10.82% > 11%
Efficiency Ratio (core) 63.39% < 61%
Loan Loss Reserve / Loans 1.00% > 1%
Net Charge-offs / Avg Loans 0.11% < .20%

Livonia 32

Shelby 33

FIRST PLACE
FINANCIAL CORPORATION

FIRST PLACE
FIRST PLACE

PWCampbell

Studio 109 Designs

Howland 34

George Gentithes Terry Patrick Jeffrey Francis Welcome: Sam Roth 35

Thank you! 36